Exhibit 32

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Pelican Financial, Inc., does hereby certify with respect to the Quarterly Report of Pelican Financial, Inc. on Form 10-Q for the quarterly period ended September 30, 2005 (the "Report') that

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: November 14, 2005                 /s/ Charles C. Huffman
                                        ----------------------
                                          Charles C. Huffman
                                      President and Chief Executive Officer



Date: November 14, 2005                /s/ Howard M. Nathan
                                      --------------------
                                       Howard M. Nathan
                                     Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.